Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT, dated as of December 27, 2010 (this “Agreement”), among Noodles & Company, a Delaware corporation (the “Company”), Catterton-Noodles, LLC, a Delaware limited liability company (“Catterton-Noodles”), Argentia Private Investments Inc., a Canadian corporation (“Argentia”), and the other stockholders of the Company named on the signature pages hereto (the “Rollover Holders”).

RECITALS

A.                                    Catterton-Noodles, Argentia, CP/PSP Merger Sub, Inc., a Delaware corporation and a company 100% owned by Catterton-Noodles and Argentia (“Merger Sub”), and the Company have entered into an Agreement and Plan of Merger, dated as of November 26, 2010 (the “Merger Agreement”), pursuant to which Merger Sub will be merged with and into the Company, with the Company as the surviving corporation of the merger (the “Merger”).  Upon the consummation of the transactions contemplated by the Merger Agreement, Catterton-Noodles and Argentia will directly own shares of the Company’s Common Stock (as defined below).

B.                                    The Rollover Holders, each of whom owned shares of common stock of the Company or options to purchase shares of common stock of the Company immediately prior to the Merger, have elected to receive in the Merger, in lieu of receiving the consideration otherwise payable pursuant to the Merger Agreement, shares of Common Stock of the Company, as the surviving company of the Merger.

C.                                    In connection with the execution and delivery of the Merger Agreement and the consummation of the transactions contemplated thereby, the Company has agreed to grant the Holders (as defined below) certain registration rights as set forth below.

AGREEMENT

In consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties agree as follows:

ARTICLE 1
DEFINITIONS

Section 1.1                                    Certain Definitions.  As used in this Agreement, capitalized terms not otherwise defined herein shall have the meanings ascribed to them below:

“Affiliate” means, with respect to any Person that is not a natural person, (a) any Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person or (b) any Person who is a director or officer (i) of such Person, (ii) of any subsidiary of such Person or (iii) of any Person described in clause (a) above.  For purposes of this definition, “control” of a Person shall mean the power, directly or indirectly, (y) to vote fifty percent (50%) or more of the securities having ordinary voting power for the election of directors of such Person whether by ownership of securities, contract, proxy or otherwise, or (z) to direct or cause the direction of the management and policies of such Person whether by ownership of securities, contract, proxy or otherwise.

“Agreement” has the meaning set forth in the preamble.

“automatic shelf registration statement” has the meaning set forth in Section 2.4.

“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in The City of New York.

“Catterton Holders” means Catterton-Noodles and any of its affiliates who or that shall acquire and hold Registrable Securities in accordance with the terms of this Agreement.

“Catterton-Noodles” has the meaning set forth in the preamble.

“Class A Common Stock” means the Class A Common Stock, par value $0.01 per share, of the Company, and any equity securities issued or issuable in exchange for or with respect to the Class A Common Stock by way of a stock dividend, stock split or combination of shares or in connection with a reclassification, recapitalization, merger, consolidation or other reorganization or otherwise.

“Class B Common Stock” means the Class B Common Stock, par value $0.01 per share, of the Company, and any equity securities issued or issuable in exchange for or with respect to the Class B Common Stock by way of a stock dividend, stock split or combination of shares or in connection with a reclassification, recapitalization, merger, consolidation or other reorganization or otherwise.

“Closing Date” means the Closing Date as defined in the Merger Agreement.

“Common Stock” means the Class A Common Stock and the Class B Common Stock.

“Common Stock Equivalent” means all options, warrants and other securities convertible into, or exchangeable or exercisable for (at any time or upon the occurrence of any event or contingency and without regard to any vesting or other conditions to which such securities may be subject), Class A Common Stock or Class B Common Stock.

“Company” has the meaning set forth in the preamble.

“Delay Notice” has the meaning set forth in Section 2.1(c)(i).

“Demand Exercise Notice” has the meaning set forth in Section 2.1(a)(i).

“Demand Registration Requests” has the meaning set forth in Section 2.1(a)(i).

“Demand Registrations” has the meaning set forth in Section 2.1(a)(i).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“FINRA” means Financial Industry Regulatory Authority, Inc.

“Holder” or “Holders” means Catterton-Noodles, Argentia, the Rollover Holders and any of their transferees who or that shall acquire and hold Registrable Securities in accordance with the terms of this Agreement.

“Initial Public Offering” means the Company’s first registered offering of its Class A Common Stock solely for cash, other than a registration (i) on Form S-8 or any successor form, (ii) with respect to any employee benefit plan, or (iii) solely in connection with a Rule 145 transaction under the Securities Act.

“Initiating Holders” has the meaning set forth in Section 2.1(a)(i).

“Investor Holders” means the Catterton Holders and the Argentia Holders.

“Issuer Free Writing Prospectus” means an issuer free writing prospectus, as defined in Rule 433 under the Securities Act, relating to an offer of Registrable Securities.

“Losses” has the meaning set forth in Section 2.9(a).

“majority in interest” means, with respect to a group of Holders, Holders representing a majority of all Registrable Securities held by such Holders.

“Manager” has the meaning set forth in Section 2.3(a).

“Merger” has the meaning set forth in the recitals.

“Merger Agreement” has the meaning set forth in the recitals.

“Merger Sub” has the meaning set forth in the recitals.

“Non-Investor Holders” means any Holder that is not an Investor Holder.

“Participating Holders” has the meaning set forth in Section 2.1(a)(iii).

“Person” means any individual, corporation, partnership, limited liability company, limited liability partnership, syndicate, person, trust, association, organization or other entity or any governmental or regulatory body or other agency or authority or political subdivision thereof, including any successor, by merger or otherwise, of any of the foregoing.

“Argentia” has the meaning set forth in the preamble.

“Argentia Holders” means Argentia and any of its affiliates who or that shall acquire and hold Registrable Securities in accordance with the terms of this Agreement.

“Registrable Securities” means (i) a Holder’s shares of Class A Common Stock held pursuant to the consummation of the transactions contemplated by the Merger Agreement, (ii) a Holder’s shares of Class A Common Stock issued upon conversion or exercise of Class B Common Stock held pursuant to the consummation of the transactions contemplated by the Merger Agreement, (iii) shares of Class A Common Stock issuable upon conversion or exercise of a Holder’s Class B Common Stock held pursuant to the consummation of the transactions contemplated by the Merger Agreement, and (iv) shares of Common Stock or other securities issued or issuable, directly or indirectly, in exchange for or with respect to the securities referenced in clauses (i), (ii) or (iii).  Any particular Registrable Securities shall cease to be Registrable Securities when (A) a registration statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (B) such securities shall have been transferred pursuant to Rule 144 (or any successor provision) under the Securities Act or (C) such securities shall cease to be outstanding.

“Registration Expenses” means all fees and expenses incurred in connection with the Company’s performance of or compliance with the provisions of Article II, including:  (i) all registration, listing, qualification and filing fees (including FINRA filing fees); (ii) fees and expenses of compliance with state securities or “blue sky” laws (including counsel fees in connection with the preparation of a blue sky and legal investment survey and FINRA filings); (iii) printing and copying expenses; (iv) messenger and delivery expenses; (v) expenses incurred in connection with any road show; (vi) fees and disbursements of counsel for the Company; (vii) with respect to each registration, the reasonable fees and disbursements of one counsel for the selling Holder(s) selected by the Initiating Holder, in the case of a registration pursuant to Section 2.1, and selected by the underwriter, in the case of a registration pursuant to Section 2.2; (viii) fees and disbursements of independent public accountants, including the expenses of any audit or “cold comfort” letter, and fees and expenses of other persons, including special experts, retained by the Company; (ix) underwriter fees, excluding discounts and commissions, and any other expenses which are customarily borne by the issuer or seller of securities in a public equity offering; and (x) all internal expenses of the Company (including all salaries and expenses of officers and employees performing legal or accounting duties).

“Rollover Holders” has the meaning set forth in the preamble.

“SEC” means the Securities and Exchange Commission.

“Section 2.3(a) Sale Number” has the meaning set forth in Section 2.3(a).

“Section 2.3(b) Sale Number” has the meaning set forth in Section 2.3(b).

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Valid Business Reason” has the meaning set forth in Section 2.1(c)(iii).

“WKSI” has the meaning set forth in Section 2.4.

ARTICLE 2
REGISTRATION RIGHTS

Section 2.1                                    Demand Registrations.

(a)                                 (i)                                     Subject to Section 2.1(c), at any time or from time to time after the date that is the one year anniversary of the Closing Date any of the Investor Holders shall have the right to require the Company to file a registration statement under the Securities Act covering such aggregate number of Registrable Securities which represents 10% or greater of the then outstanding Registrable Securities held by the Investor Holders, by delivering a written request therefor to the Company specifying the number of Registrable Securities to be included in such registration by such Holders and the intended method of distribution thereof.  All such requests by any Holder pursuant to this Section 2.1(a)(i) are referred to as “Demand Registration Requests,” the registrations so requested are referred to as “Demand Registrations” and the Holders making such demand for registration are referred to as the “Initiating Holders.”  As promptly as practicable, but no later than 10 days after receipt of a Demand Registration Request, the Company shall give written notice (a “Demand Exercise Notice”) of such Demand Registration Request to all Holders of record of Registrable Securities.

(ii)                                  Except as otherwise set forth in this Section 2.1(a)(ii), the Investor Holders shall be permitted to request unlimited Demand Registration Requests pursuant to Section 2.1(a)(i).  The Company shall not be required to (A) effect, at times when the Company is ineligible to use Form S-3 to effect a Demand Registration, more than three Demand Registrations registering shares held by Catterton Holders or (B) effect, at times when the Company is ineligible to use Form S-3 to effect a Demand Registration, more than three Demand Registrations registering shares held by Argentia Holders.

(iii)                               The Company, subject to Sections 2.3 and 2.6, shall include in a Demand Registration (A) the Registrable Securities of the Initiating Holders and (B) the Registrable Securities of any other Holder of Registrable Securities that shall have made a written request to the Company within the time limits specified below for inclusion in such registration (together with the Initiating Holders, the “Participating Holders”).  Any such request from the other Holders must be delivered to the Company within 15 days after the receipt of the Demand Exercise Notice and must specify the maximum number of Registrable Securities intended to be disposed of by such other Holders.

(iv)                              The Company, as expeditiously as practicable but subject to Section 2.1(c), shall use its commercially reasonable efforts to effect such registration under the Securities Act of the Registrable Securities that the Company has been so requested to register for distribution in accordance with such intended method of distribution.

(b)                                 Registrations under this Section 2.1 shall be on such appropriate registration form of the SEC for the disposition of such Registrable Securities in accordance with the intended method of disposition thereof, which form shall be selected by the Company and shall be reasonably acceptable to the Initiating Holder.

(c)                                  The Demand Registration rights granted in Section 2.1(a) to the Holders are subject to the following limitations:

(i)                                     Prior to an Initial Public Offering, the Company shall have the right, upon receipt of a Demand Registration Request, to elect to delay the Demand Registration and conduct an Initial Public Offering.  The Company shall make such election by, as promptly as practicable but no later than 10 days after receipt of the Demand Registration Request, giving written notice (a “Delay Notice”) to the Initiating Holders of the Company’s decision to conduct an Initial Public Offering.  If the Company makes an election under this Section 2.1(c)(i), then it shall file an initial registration statement for its Initial Public Offering within 45 days after delivery of the Delay Notice and use its commercially reasonable efforts to cause such registration statement to become effective as soon as practicable after filing.  For the avoidance of doubt, a Holder whose Demand Registration is delayed pursuant to this Section 2.1(c)(i) may, in connection with the Initial Public Offering, exercise the rights granted to such Holder in Section 2.2.  Upon consummation of an Initial Public Offering, any Demand Registration Request that has been delayed shall be deemed withdrawn.

(ii)                                  The Company shall not be required to cause a registration pursuant to Section 2.1(a) to be filed within 90 days or to be declared effective within a period of 180 days after the effective date of any other registration statement of the Company filed pursuant to the Securities Act.

(iii)                               If, in the judgment of outside counsel to the Company, any registration of Registrable Securities would require disclosure of information not otherwise then required by law to be publicly disclosed and, in the good faith judgment of the board of directors of the Company, such disclosure is reasonably likely to adversely affect any material financing, acquisition, corporate reorganization or merger or other material transaction or event involving the Company or otherwise have a material adverse effect on the Company (a “Valid Business Reason”), the Company may postpone or withdraw a filing of a registration statement relating to a Demand Registration Request until such Valid Business Reason no longer exists, but in no event shall the Company avail itself of such right for more than 90 days, in the aggregate, in any period of 365 consecutive days; and the Company shall give notice to any Participating Holder of its determination to postpone or withdraw a registration statement and of the fact that the Valid Business Reason for such postponement or withdrawal no longer exists, in each case, promptly after the occurrence thereof.

If the Company shall give any notice of postponement or withdrawal of any registration statement pursuant to clause (iii) above, the Company shall not register any security of the Company during the period of postponement or withdrawal (other than on a registration statement on Form S-8).  Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company that the Company has determined to withdraw any registration statement pursuant to clause (iii) above, such Holder will discontinue its disposition of Registrable Securities pursuant to such registration statement.  If the Company shall have withdrawn or prematurely terminated a registration statement filed under Section 2.1(a)(i), the Company shall not be considered to have effected an effective registration for the purposes of this Agreement until the Company shall have filed a new registration statement covering the Registrable Securities covered by the withdrawn registration statement and such registration statement shall have been declared effective and shall not have been withdrawn.  If the Company shall give any notice of withdrawal or postponement of a registration statement, at such time as the Valid Business Reason that caused such withdrawal or postponement no longer exists (but in no event more than 90 days after the date of the postponement or withdrawal), the Company shall use its commercially reasonable efforts to effect the registration under the Securities Act of the Registrable Securities covered by the withdrawn or postponed registration statement in accordance with this Section 2.1.

(d)                                 The Company, subject to Sections 2.3 and 2.6, may elect to include in any registration statement and offering made pursuant to Section 2.1(a)(i), authorized but unissued shares of Common Stock or shares of Common Stock held by the Company as treasury shares.

(e)                                  A Holder may only withdraw its Registrable Securities from a Demand Registration (i) with the prior written consent of the Company or (ii) in the event of a postponement of the Registration Statement by the Company pursuant to Section 2.1(c).  If all such Holders withdraw from a Demand Registration, the Company shall cease all efforts to secure registration.  If, following the withdrawal or partial withdrawal of Participating Holders from a Demand Registration, the remaining Participating Holders are not requesting registration of Registrable Securities representing at least 10% of the then-outstanding Registrable Securities held by the Investor Holders, the Company may in its discretion elect to cease all efforts to effect such Demand Registration.

(f)                                   In connection with any Demand Registration, the Initiating Holder may designate the lead managing underwriter in connection with such registration and each other managing underwriter for such registration, provided, that, in each case, each such underwriter is reasonably satisfactory to the Company.

Section 2.2                                    Piggyback Registrations.

(a)                                 If, at any time, the Company proposes or is required to register any of its equity securities under the Securities Act (other than pursuant to (i) registrations on such form or similar form(s) solely for registration of securities in connection with an employee benefit plan or dividend reinvestment plan or (ii) a Demand Registration under Section 2.1) on a registration statement on Form S-1 or Form S-3 or an equivalent general registration form then in effect, whether or not for its own account, the Company shall give prompt written notice of its intention to do so to each Holder of record of

Registrable Securities.  Upon the written request of any such Holder, made within 15 days following the receipt of any such written notice (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Holder and the intended method of distribution thereof), the Company, subject to Sections 2.2(b), 2.3 and 2.6, shall use commercially reasonable efforts to cause all such Registrable Securities to be included in the registration statement with the securities that the Company at the time proposes to register to permit the sale or other disposition by the Holders in accordance with the intended method of distribution thereof of the Registrable Securities to be so registered.  Except as set forth in Section 2.1(c)(i), no registration of Registrable Securities effected under this Section 2.2(a) shall relieve the Company of its obligations to effect Demand Registrations under Section 2.1.

(b)                                 If, at any time after giving written notice of its intention to register any equity securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such equity securities, the Company will give written notice of such determination to each Holder of record of Registrable Securities and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned registration, without prejudice, however, to the rights of Holders under Section 2.1 and (ii) in the case of a determination to delay such registration of its equity securities, shall be permitted to delay the registration of such Registrable Securities for the same period as the delay in registering such other equity securities.

(c)                                  Any Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any registration statement pursuant to this Section 2.2 by giving written notice to the Company of its request to withdraw.  Such request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration.  Such withdrawal shall be irrevocable and, after making such withdrawal, a Holder shall no longer have any right to include Registrable Securities in the registration as to which such withdrawal was made.

(d)                                 Except with the consent of the Investor Holders, the Company shall not grant or enter into any agreement or undertaking that grants any Person (other than the Company) (i) the right to sell Common Stock along with sales of the Registrable Securities whether or not in an underwritten offering or (ii) the right to require that the Company file a registration statement under the Securities Act covering any equity securities held by such Person.

Section 2.3                                    Priority in Registrations.

(a)                                 If any requested registration made pursuant to Section 2.1 involves an underwritten offering and the lead managing underwriter of such offering (the “Manager”) shall advise the Company that, in its view, the number of securities requested to be included in such registration by the Holders of Registrable Securities or any other persons, including those shares of Common Stock requested by the Company to be included in such registration, exceeds the largest number (the “Section 2.3(a) Sale

Number”) that can be sold in an orderly manner in such offering within a price range acceptable to the Initiating Holders, the Company shall use commercially reasonable efforts to include in such registration:

(i)                                     first, all Registrable Securities requested to be included in such registration by the Holders thereof; provided, however, that, if the number of such Registrable Securities exceeds the Section 2.3(a) Sale Number, the number of such Registrable Securities (not to exceed the Section 2.3(a) Sale Number) to be included in such registration shall be allocated on a pro rata basis among all Holders requesting that Registrable Securities be included in such registration, based on the number of Registrable Securities then owned by each such Holder requesting inclusion in relation to the number of Registrable Securities owned by all Holders requesting inclusion;

(ii)                                  second, to the extent that the number of securities to be included pursuant to clause (i) of this Section 2.3(a) is less than the Section 2.3(a) Sale Number, the remaining shares to be included in such registration shall be allocated to the Company.

If, as a result of the proration provisions of this Section 2.3(a), any Holder shall not be entitled to include all Registrable Securities in a registration that such Holder has requested be included, such Holder may elect to withdraw its request to include Registrable Securities in such registration or may reduce the number requested to be included; provided, however, that (A) such request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration and (B) such withdrawal shall be irrevocable and, after making such withdrawal, such Holder shall no longer have any right to include Registrable Securities in the registration as to which such withdrawal was made.  If a Holder timely elects to withdraw Registrable Securities, the additional securities available to be included in the offering as a result of such withdrawn Registrable Securities shall be reallocated to the Holders and the Company in accordance with the proration provisions of this Section 2.3(a).

(b)                                 If any registration pursuant to Section 2.2 involves an underwritten offering that was proposed by the Company and the Manager shall advise the Company that, in its view, the number of securities requested to be included in such registration exceeds the number (the “Section 2.3(b) Sale Number”) that can be sold in an orderly manner in such registration within a price range acceptable to the Company, the Company shall include in such registration:

(i)                                     first, all Common Stock that the Company proposes to register for its own account; and

(ii)                                  second, to the extent that the number of securities to be included pursuant to clause (i) of this Section 2.3(b) is less than the Section 2.3(b) Sale Number, the remaining shares to be included in such registration shall be allocated on a pro rata basis among all Holders requesting that Registrable Securities be included in such registration pursuant to the exercise of piggyback rights pursuant to Section 2.2 of this Agreement, based on the aggregate number of Registrable Securities then owned by each Holder requesting inclusion in relation to the aggregate number of Registrable Securities owned by all Holders requesting inclusion, up to the Section 2.3(b) Sale Number.

Section 2.4                                    Registration Procedures.  Whenever the Company is required by the provisions of this Agreement to use commercially reasonable efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Company as expeditiously as practicable:

(a)                                 shall prepare and file with the SEC the requisite registration statement, which shall comply as to form in all material respects with the requirements of the applicable form and shall include all financial statements required by the SEC to be filed therewith, and use commercially reasonable efforts to cause such registration statement to become and remain effective (provided, however, that before filing a registration statement or prospectus or any amendments or supplements thereto, or comparable statements under securities or blue sky laws of any jurisdiction, or any Issuer Free Writing Prospectus related thereto, the Company will furnish to one counsel for the Holders participating in the planned offering (selected by the Initiating Holders, in the case of a registration pursuant to Section 2.1, and selected by the lead managing underwriter, in the case of a registration pursuant to Section 2.2, and in each case reasonably acceptable to the Company) and the lead managing underwriter, if any, copies of all such documents proposed to be filed (including all exhibits thereto), which documents will be subject to the reasonable review and reasonable comment of such counsel, and the Company shall not file any registration statement or amendment thereto, any prospectus or supplement thereto or any Issuer Free Writing Prospectus related thereto to which the Initiating Holders or the underwriters, if any, shall reasonably object);

(b)                                 shall prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for such period as any seller of Registrable Securities pursuant to such registration statement shall request and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such registration statement in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement (provided, however, that before filing such amendments and supplements, the Company will furnish to one counsel for the Holders participating in the planned offering (selected by the Initiating Holders, in the case of a registration pursuant to Section 2.1, and selected by the lead managing underwriter, in the case of a registration pursuant to Section 2.2, and in each case reasonably acceptable to the Company) and the lead managing underwriter, if any, copies of all such documents proposed to be filed (including all exhibits thereto), which documents will be subject to the reasonable review and reasonable comment of such counsel, and the Company shall not file any such supplement or amendment to which the Initiating Holders or the underwriters, if any, shall reasonably object);

(c)                                  shall furnish, without charge, to each seller of such Registrable Securities and each underwriter, if any, of the securities covered by such registration statement such number of copies of such registration statement, each amendment thereto, the prospectus included in such registration statement, each preliminary prospectus and each Issuer Free Writing Prospectus utilized in connection therewith, all in conformity with the requirements of the Securities Act, and such other documents as such seller and underwriter reasonably may request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller, and shall consent to the use in accordance with all applicable law of each such registration statement, each amendment thereto, each such prospectus, preliminary prospectus or Issuer Free Writing Prospectus by each such seller of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such registration statement or prospectus;

(d)                                 shall use commercially reasonable efforts to register or qualify the Registrable Securities covered by such registration statement under such other securities or “blue sky” laws of such jurisdictions as any sellers of Registrable Securities or any managing underwriter, if any, reasonably shall request, and do any and all other acts and things that may be reasonably necessary or advisable to enable such sellers or underwriter, if any, to consummate the disposition of the Registrable Securities in such jurisdictions, except that in no event shall the Company be required to qualify to do business as a foreign corporation in any jurisdiction where, but for the requirements of this Section 2.4(d), it would not be required to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

(e)                                  shall promptly notify each Holder selling Registrable Securities covered by such registration statement and each managing underwriter, if any:

(i)                                     when the registration statement, any pre-effective amendment, the prospectus or any prospectus supplement related thereto, any posteffective amendment to the registration statement or any Issuer Free Writing Prospectus has been filed and, with respect to the registration statement or any post-effective amendment, when the same has become effective;

(ii)                                  of any request by the SEC or state securities authority for amendments or supplements to the registration statement or the prospectus related thereto or for additional information;

(iii)                               of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose;

(iv)                              of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose;

(v)                                 of the existence of any fact of which the Company becomes aware which results in the registration statement, the prospectus related thereto, any document incorporated therein by reference, any Issuer Free Writing Prospectus or the information conveyed to any purchaser at the time of sale to such purchaser containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statement therein not misleading; and

(vi)                              if at any time the representations and warranties contemplated by any underwriting agreement, securities sale agreement, or other similar agreement, relating to the offering shall cease to be true and correct in all material respects;

and, if the notification relates to an event described in clause (v), the Company, subject to the provisions of Section 2.1(c), promptly shall prepare and file with the SEC, and furnish to each seller and each underwriter, if any, a reasonable number of copies of, a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading;

(f)                                   shall comply with all applicable rules and regulations of the SEC, and make generally available to its security holders, as soon as reasonably practicable after the effective date of the registration statement (and in any event within 90 days after the end of such 12 month period described hereafter), an earnings statement, which need not be audited, covering the period of at least 12 consecutive months beginning with the first day of the Company’s first calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(g)                                  shall, in the event of an Initial Public Offering, use commercially reasonable efforts to cause all Registrable Securities covered by such registration statement to be authorized to be listed on a national securities exchange or, in any other event use commercially reasonable efforts to cause all Registrable Securities covered by such registration statement to be authorized to be listed on a national securities exchange if shares of the particular class of Registrable Securities are at that time, or will be immediately following the offering, listed on such exchange;

(h)                                 shall provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

(i)                                     shall enter into such customary agreements (including, if applicable, an underwriting agreement) and take such other actions as the Initiating Holders shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (it being understood that the Holders of the Registrable Securities that are to be distributed by any underwriters shall be parties to any such underwriting agreement and may, at their option, require that the Company make to and for the benefit of such Holders the representations, warranties and covenants of the Company which are being made to and for the benefit of such underwriters);

(j)                                    shall use commercially reasonable efforts to obtain an opinion from the Company’s counsel and a “cold comfort” letter from the Company’s independent public accountants in customary form and covering such matters as are customarily covered by such opinions and “cold comfort” letters delivered to underwriters in underwritten public offerings, which opinion and letter shall be reasonably satisfactory to the underwriter, if any;

(k)                                 shall use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement;

(l)                                     shall provide a CUSIP number for all Registrable Securities, not later than the effective date of the registration statement;

(m)                             shall make reasonably available its employees and personnel for participation in “road shows” and other marketing efforts and otherwise provide reasonable assistance to the underwriters, taking into account the needs of the Company’s businesses and the requirements of the marketing process, in the marketing of Registrable Securities in any underwritten offering;

(n)                                 shall promptly prior to the filing of any document that is to be incorporated by reference into the registration statement or the prospectus (other than documents that are filed after the effectiveness of such registration statement), and prior to the filing of any Issuer Free Writing Prospectus, provide copies of such document to counsel for the selling holders of Registrable Securities and to each managing underwriter, if any, and make the Company’s representatives reasonably available for discussion of such document and make such changes in such document concerning the selling holders prior to the filing thereof as counsel for such selling holders or underwriters may reasonably request;

(o)                                 shall cooperate with the sellers of Registrable Securities and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Securities to be sold, and cause such Registrable Securities to be issued in such denominations and registered in such names in accordance with the underwriting agreement prior to any sale of Registrable Securities to the underwriters or, if not an underwritten offering, in accordance with the instructions of the sellers of Registrable Securities at least three Business Days prior to any sale of Registrable Securities and instruct any transfer agent and registrar of Registrable Securities to release any stop transfer orders in respect thereof;

(p)                                 shall take all such other commercially reasonable actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Securities;

(q)                                 shall not take any direct or indirect action prohibited by Regulation M under the Exchange Act;

(r)                                    shall cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA; and

(s)                                   shall take all reasonable action to ensure that any Issuer Free Writing Prospectus utilized in connection with any registration covered by Section 2.1 or 2.2 complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

To the extent the Company is a well-known seasoned issuer as defined in Rule 405 under the Securities Act (a “WKSI”) at the time any Demand Registration Request is submitted to the Company, and such Demand Registration Request requests that the Company file an automatic shelf registration statement as defined in Rule 405 under the Securities Act (an “automatic shelf registration statement”) on Form S-3, the Company shall file an automatic shelf registration statement that covers those Registrable Securities that are requested to be registered.  The Company shall use commercially reasonable efforts to remain a WKSI and not become an ineligible issuer (as defined in Rule 405 under the Securities Act) during the period during which such automatic shelf registration statement is required to remain effective.  If the Company does not pay the filing fee covering the Registrable Securities at the time the automatic shelf registration statement is filed, the Company shall pay such fee at such time or times as the Registrable Securities are to be sold.  If the automatic shelf registration statement has been outstanding for at least three years, at the end of the third year the Company shall refile a new automatic shelf registration statement covering the Registrable Securities.  If at any time when the Company is required to re-evaluate its WKSI status, the Company determines that it is not a WKSI, the Company shall use commercially reasonable efforts to refile the shelf registration statement on Form S-3 and, if such form is not available, Form S-1 and keep such registration statement effective during the period during which such registration statement is required to be kept effective.

If the Company files any shelf registration statement for the benefit of the holders of any of its securities other than the Holders, the Company shall include in such registration statement such disclosures as may be required by Rule 430B under the Securities Act, referring to the unnamed selling security holders in a generic manner by identifying the initial offering of the securities to the Holders, in order to ensure that the Holders may be added to such shelf registration statement at a later time through the filing of a prospectus supplement rather than a post-effective amendment.

The Company may require as a condition precedent to the Company’s obligations under this Section 2.4 that each seller of Registrable Securities as to which any registration is being effected furnish the Company such information in writing regarding such seller and the distribution of such Registrable Securities as the Company from time to time reasonably may request; provided, that such information is necessary for the Company to consummate such registration and shall be used only in connection with such registration.

Each seller of Registrable Securities agrees that upon receipt of any notice from the Company under Section 2.4(e)(v), such seller will discontinue such seller’s disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such seller’s receipt of the copies of the supplemented or amended prospectus.  In the event the Company shall give any such notice, the applicable period set forth in Section 2.4(b) shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each seller of any Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus.

If any such registration statement or comparable statement under “blue sky” laws refers to any Holder by name or otherwise as the Holder of any securities of the Company, such Holder shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such Holder and the Company, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company’s securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company or (ii) in the event that such reference to such Holder by name or otherwise is not in the judgment of the Company, as advised by counsel, required by the Securities Act or any similar federal statute or any state “blue sky” or securities law then in force, the deletion of the reference to such Holder.

Section 2.5                                    Registration Expenses.

(a)                                 The Company shall pay all Registration Expenses (i) with respect to any Demand Registration whether or not it becomes effective or remains effective for the period contemplated by Section 2.4(b) and (ii) with respect to any registration effected under Section 2.2.

(b)                                 Notwithstanding the foregoing, (i) the provisions of this Section 2.5 shall be deemed amended to the extent necessary to cause these expense provisions to comply with “blue sky” laws of each state in which the offering is made, (ii) in connection with any registration hereunder, each Holder of Registrable Securities being registered shall pay all underwriting discounts and commissions and any transfer taxes, if any, attributable to the sale of such Registrable Securities, pro rata with respect to payments of discounts and commissions in accordance with the number of shares sold in the offering by such Holder and (iii) the Company shall, in the case of all registrations under this Article II, be responsible for all its internal expenses.

Section 2.6                                    Underwritten Offerings.

(a)                                 If requested by the underwriters for any underwritten offering by the Holders pursuant to a registration requested under Section 2.1, the Company shall enter into a customary underwriting agreement with the underwriters.  Such underwriting agreement shall be reasonably satisfactory in form and substance to the Initiating Holders and the Company and shall contain such representations and warranties by, and such other agreements on the part of, the Company and such other terms as are generally prevailing in agreements of that type.  Any Holder participating in the offering shall be a party to such underwriting agreement and, at its option, may require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters also shall be made to and for the benefit of such Holder and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holder; provided, however, that the Company shall not be required to make any representations or warranties with respect to written information specifically provided by a selling Holder for inclusion in the registration statement.  No Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder, its ownership of and title to the Registrable Securities and its intended method of distribution; and any liability of such Holder to any underwriter or other Person under such underwriting agreement shall be limited to liability arising from breach of its representations and warranties and shall be limited to an amount equal to the proceeds (net of expenses and underwriting discounts and commissions) that it derives from such registration.

(b)                                 In the case of a registration pursuant to Section 2.2, if the Company shall have determined to enter into an underwriting agreement in connection therewith, any Registrable Securities to be included in such registration shall be subject to such underwriting agreement.  Such underwriting agreement shall be satisfactory in form and substance to the Company.  Any Holder participating in such registration shall, at the request of the Company, be a party to such underwriting agreement.  Any Holder may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holder and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holder.  No Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder, its ownership of and title to the Registrable Securities and its intended method of distribution; and any liability of such Holder to any underwriter or other Person under such underwriting agreement shall be limited to liability arising from breach of its representations and warranties and shall be limited to an amount equal to the proceeds (net of expenses and underwriting discounts and commissions) that it derives from such registration.

(c)                                  In the case of any registration under Section 2.1 pursuant to an underwritten offering, or, in the case of a registration under Section 2.2, if the Company has determined to enter into an underwriting agreement in connection therewith, all securities to be included in such registration shall be subject to an underwriting agreement and no Person may participate in such registration unless such Person agrees to sell such Person’s securities on the basis provided therein and, subject to the provisions of this Section 2.6, completes and executes all reasonable questionnaires, and other documents, including custody agreements and powers of attorney, that must be executed in connection therewith, and provides such other information to the Company or the underwriter as may be necessary to register such Person’s securities.

Section 2.7                                    Holdback Agreements.

(a)                                 Each seller of Registrable Securities agrees, to the extent requested in writing by a managing underwriter, if any, of any registration effected pursuant to Section 2.1, not to sell, transfer or otherwise dispose of, including any sale pursuant to Rule 144 under the Securities Act, any Common Stock, or any other equity security of the Company or any security convertible into or exchangeable or exercisable for any equity security of the Company other than as part of such underwritten public offering during the time period reasonably requested by the managing underwriter, not to exceed 90 days (or 180 days in the case of an Initial Public Offering); provided, however, that all directors and executive officers of the Company then holding shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Shares of the Company enter into similar agreements.

(b)                                 The Company agrees that, if it shall previously have received a request for registration pursuant to Section 2.1 or 2.2, and if such previous registration shall not have been withdrawn or abandoned, it shall not sell, transfer or otherwise dispose of any Common Stock, or any other equity security of the Company or any security convertible into or exchangeable or exercisable for any equity security of the Company (other than as part of such underwritten public offering, a registration on Form S-4 or Form S-8 or any successor or similar form which is then in effect or upon the conversion, exchange or exercise of any then outstanding Common Stock Equivalent), until a period of 90 days (or 180 days, in the case of an Initial Public Offering) shall have elapsed from the effective date of such previous registration; and the Company shall so provide in any registration rights agreements hereafter entered into with respect to any of its securities.

Section 2.8                                    No Required Sale.  Nothing in this Agreement shall be deemed to create an independent obligation on the part of any Holder to sell any Registrable Securities pursuant to any effective registration statement.

Section 2.9                                    Indemnification.

(a)                                 In the event of any registration of any securities of the Company under the Securities Act pursuant to this Article II, the Company will, and hereby agrees to, indemnify and hold harmless, to the fullest extent permitted by law, each Holder of Registrable Securities, its directors, officers, fiduciaries, employees, agents, affiliates, consultants, representatives, general and limited partners, stockholders, successors, assigns (and the directors, officers, employees and stockholders thereof), and each other Person, if any, who or that controls such Holder within the meaning of the Securities Act, from and against any and all losses, claims, damages or liabilities, joint or several, actions or proceedings (whether commenced or threatened) and expenses (including reasonable fees of counsel and any amounts paid in any settlement effected with the Company’s consent, which consent shall not be unreasonably withheld or delayed) to which each such indemnified party may become subject under the Securities Act or otherwise in respect thereof (collectively, “Losses”), insofar as such Losses arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such securities were registered by the Company under the Securities Act or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus by the Company or any amendment or supplement thereto, together with the documents incorporated by reference therein, or any Issuer Free Writing Prospectus utilized in connection therewith, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and the Company will reimburse any such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Loss as such expenses are incurred; provided, however, that the Company shall not be liable to any such indemnified party in any such case to the extent such Loss arises out of or is based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in such registration statement or amendment thereof or supplement thereto or in any such prospectus or any preliminary, final or summary prospectus or Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of such indemnified party specifically for use therein; and provided, further, however, that the indemnified party shall reimburse the Company for any expenses reimbursed to the extent such indemnified party is determined not to be entitled to indemnification hereunder for Losses.  Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such Holder.

(b)                                 Each Holder of Registrable Securities that are included in the securities as to which any registration under Section 2.1 or 2.2 is being effected shall, severally and not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) of this Section 2.9) to the extent permitted by law the Company, its officers and directors, each Person controlling the Company within the meaning of the Securities Act and all other prospective sellers and their respective directors, officers, fiduciaries, employees, agents, affiliates, consultants, representatives, general and limited partners, stockholders, successors, assigns and respective controlling Persons with respect to any untrue statement or alleged untrue statement of any material fact in, or omission or alleged omission of any material fact from, such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus utilized in connection therewith, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or its representatives by or on behalf of such Holder specifically for use therein and reimburse such indemnified party for any legal or other expenses reasonably incurred in connection with investigating or defending any such Loss as such expenses are incurred; provided, however, that the aggregate amount that any such Holder shall be required to pay pursuant to this Section 2.9(b) and Sections 2.9(c), (e) and (f) shall in no case be greater than the amount of the net proceeds received by such Holder upon the sale of the Registrable Securities pursuant to the registration statement giving rise to such claim.  Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such Holder.

(c)                                  Any Person entitled to indemnification under this Agreement promptly shall notify the indemnifying party in writing of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 2.9, but the failure of any such Person to provide such notice shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 2.9, except to the extent the indemnifying party is materially prejudiced thereby and shall not relieve the indemnifying party from any liability that it may have to any such Person otherwise than under this Article II.  In case any action or proceeding is brought against an indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, unless in the reasonable opinion of outside counsel to the indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, to assume the defense thereof jointly with any other indemnifying party similarly notified, to the extent that it chooses, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party that it so chooses, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that (i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within 20 days after receiving notice from such indemnified party, (ii) if such indemnified party who is a defendant in any action or proceeding that is also brought against the indemnifying party reasonably shall have concluded that there may be one or more legal defenses available to such indemnified party that are not available to the indemnifying party or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction, except to the extent any indemnified party or parties reasonably shall have concluded that there may be legal defenses available to such party or parties that are not available to the other indemnified parties or to the extent representation of all indemnified parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct) and the indemnifying party shall be liable for any expenses therefor.  Without the written consent of the indemnified party, which consent shall not be unreasonably withheld, no indemnifying party shall effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may reasonably be expected to be sought hereunder, whether or not the indemnified party is an actual or potential party to such action or claim, unless such settlement, compromise or judgment (A) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d)                                 If for any reason the foregoing indemnity is unavailable or is insufficient to hold harmless an indemnified party under Section 2.9(a), (b) or (c), then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, with respect to such offering of securities.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the party’s relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.  If, however, the allocation provided in the second preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative faults but also the relative benefits of the indemnifying party and the indemnified party as well as any other relevant equitable considerations.  The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 2.9(d) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentences of this Section 2.9(d).  The amount paid or payable in respect of any Loss shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Loss.  No Person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.  Notwithstanding anything in this Section 2.9(d) to the contrary, no indemnifying party other than the Company shall be required pursuant to this Section 2.9(d) to contribute any amount in excess of the net proceeds received by such indemnifying party from the sale of Registrable Securities in the offering to which the losses, claims, damages or liabilities of the indemnified parties relate, less the amount of any indemnification payment made by such indemnifying party pursuant to Sections 2.9(b) and (c).

(e)                                  The indemnity and contribution agreements contained herein shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of the Registrable Securities by any such party.

(f)                                   The indemnification and contribution required by this Section 2.9 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.  The indemnified party shall reimburse the indemnifying party for any payment made under this Section 2.9 to the extent such indemnified party is determined not to be entitled to indemnification hereunder for Losses.

ARTICLE 3
GENERAL

Section 3.1                                    Adjustments Affecting Registrable Securities.  The Company shall not effect or permit to occur any combination or subdivision of shares of Common Stock that would adversely affect the ability of any Holder of any Registrable Securities to include such Registrable Securities in any registration contemplated by this Agreement or the marketability of such Registrable Securities in any such registration.  The Company will take all reasonable steps necessary to effect a subdivision of shares if in the reasonable judgment of (a) the Initiating Holders or (b) the managing underwriter for the offering in respect of a Demand Registration Request, such subdivision would enhance the marketability of the Registrable Securities.  Each Holder shall vote all of its shares of capital stock in a manner, and to take all other actions necessary, to permit the Company to carry out the intent of the preceding sentence including, without limitation, voting in favor of an amendment to the Company’s certificate of incorporation in order to increase the number of authorized shares of capital stock of the Company.

Section 3.2                                    Rule 144.  The Company covenants that (a) upon such time as it becomes, and so long as it remains, subject to the reporting provisions of the Exchange Act, it will use its commercially reasonable efforts to timely file the reports required to be filed by it under the Securities Act or the Exchange Act or, if it is not required to file such reports, upon the request of any Holder it shall use its commercially reasonable efforts to make publicly available other information so long as necessary to permit sales of such Registrable Securities in compliance with Rule 144 under the Securities Act and (b) it will take such further action as any Holder of Registrable Securities reasonably may request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC.  Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

Section 3.3                                    Nominees for Beneficial Owners.  If Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its option, be treated as the Holder of such Registrable Securities for purposes of any request or other action by any Holder or Holders of Registrable Securities pursuant to this Agreement or any determination of any number or percentage of shares constituting Registrable Securities held by any Holder or Holders of Registrable Securities contemplated by this Agreement; provided, that the Company shall have received assurances reasonably satisfactory to it of such beneficial ownership and such beneficial owner shall, if requested by the Company, have agreed to be bound by the provisions of this Agreement as though a Holder directly.

Section 3.4                                    No Inconsistent Agreements.  The rights granted to the Holders of Registrable Securities hereunder do not in any way conflict with and are not inconsistent with any other agreements to which the Company is a party or by which it is bound.  Without the prior written consent of Holders of a majority of the then outstanding Registrable Securities, the Company will not enter into any agreement with respect to its securities that is inconsistent with the rights granted in this Agreement or otherwise conflicts with the provisions hereof or provides terms and conditions that are more favorable to, or less restrictive on, the other party thereto than the terms and conditions contained in this Agreement are to the Holders, other than any lock-up agreement with the underwriters in connection with any registered offering effected hereunder, pursuant to which the Company shall agree not to register for sale, and the Company shall agree not to sell or otherwise dispose of, Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, for a specified period following the registered offering.

ARTICLE 4
MISCELLANEOUS

Section 4.1                                    Amendment and Waiver.

(a)                                 Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by the Company and a majority in interest of the Holders or, in the case of a waiver, by the party or parties against whom the waiver is to be effective, in an instrument specifically designated as an amendment or waiver hereto; provided, however, that waiver by the Holders shall require only the consent of a majority in interest of the Holders; provided, further, that in addition to the foregoing requirements, any amendment or waiver that materially prejudices the rights of the Non-Investor Holders must be signed by a majority in interest of the Non-Investor Holders.

(b)                                 No failure or delay of any party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power.  The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies which they would otherwise have hereunder.

Section 4.2                                    Notices.  All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, or if by facsimile, upon written confirmation of receipt by facsimile, e-mail or otherwise, (b) on the first Business Day following the date of dispatch if delivered utilizing a next-day service by a recognized next-day courier or (c) on the earlier of confirmed receipt or the fifth Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid.  All notices hereunder shall be delivered to the addresses set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

(i)                                     if to any Holder other than the Investor Holders, to its last known address appearing on the books of the Company maintained for such purpose, and if to the Investor Holders, to:

c/o Catterton Partners
599 West Putnam Avenue
Greenwich, CT 06830
Attention:  Andrew C. Taub
Facsimile:  (203) 629-4903

and to:

Argentia Private Investments Inc.
1250 René-Lévesque Boulevard West, Suite 900
Montréal, Québec H3B 4W8
Attention:  Derek Murphy, Vice President
Facsimile:  (514) 939-5370

with copies (which shall not constitute notice) to:

Gibson, Dunn & Crutcher LLP
200 Park Avenue
New York, NY 10166
Attention:  Steven R. Shoemate
Facsimile:  (212) 351-5316

and to:

Argentia Private Investments Inc.
1250 René-Lévesque Boulevard West, Suite 900
Montréal, Québec H3B 4W8
Attention:  Marc Lacourcière, Vice-President
Facsimile:  (514) 939-0403

and to:

Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, NY 10153
Attention:  Douglas P. Warner, Esq.
Facsimile:  (212) 310-8007

(ii)                                  if to the Company, to:

Noodles & Company
520 Zang Street, Suite D
Broomfield, CO 80021
Attention:  General Counsel
Facsimile:  (720) 214-1921

with a copy (which shall not constitute notice) to:

Gibson, Dunn & Crutcher LLP
200 Park Avenue
New York, NY 10166
Attention:  Steven R. Shoemate
Facsimile:  (212) 351-5316

or such other address as the Company or the Investor Holders shall have specified to the other parties in writing in accordance with this Section 4.2.

Section 4.3                                    Interpretation.  When a reference is made in this Agreement to a Section or Article, such reference shall be to a Section or Article of this Agreement unless otherwise indicated.  The headings contained in this Agreement are for convenience of reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  All words used in this Agreement will be construed to be of such gender or number as the circumstances require.  The word “including” and words of similar import when used in this Agreement will mean “including, without limitation,” unless otherwise specified.

Section 4.4                                    Entire Agreement.  This Agreement and the Merger Agreement constitute the entire agreement, and supersede all prior written agreements, arrangements, communications and understandings and all prior and contemporaneous oral agreements, arrangements, communications and understandings between the parties with respect to the subject matter hereof and thereof.

Section 4.5                                    No Third-Party Beneficiaries.  Except as provided in Section 2.9, nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the parties and their respective successors and permitted assigns any legal or equitable right, benefit or remedy of any nature under or by reason of this Agreement.

Section 4.6                                    Governing Law.  This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of New York, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of New York.

Section 4.7                                    Submission to Jurisdiction.  Each of the parties irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement brought by any other party or its successors or assigns shall be brought and determined in any New York State or federal court sitting in the Borough of Manhattan in The City of New York (or, if such court lacks subject matter jurisdiction, in any appropriate New York State or federal court), and each of the parties hereby irrevocably submits to the exclusive jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby.  Each of the parties agrees not to commence any action, suit or proceeding relating thereto except in the courts described above in New York, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in New York as described herein.  Each of the parties further agrees that notice as provided herein shall constitute sufficient service of process and the parties further waive any argument that such service is insufficient.  Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, (a) any claim that it is not personally subject to the jurisdiction of the courts in New York as described herein for any reason, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

Section 4.8                                    Assignment; Successors.  This Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.  If any Person shall acquire Registrable Securities from any Holder in any manner, whether by operation of law or otherwise, such Person shall promptly notify the Company and such Registrable Securities acquired from such Holder shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be entitled to receive the benefits of and be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement.  Any such successor or assign shall agree in writing to acquire and hold the Registrable Securities acquired from such Holder subject to all of the terms hereof.  If any Holder shall acquire additional Registrable Securities, such Registrable Securities shall be subject to all of the terms, and entitled to all of the benefits, of this Agreement.

Section 4.9                                    Enforcement.  The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  Accordingly, each of the parties shall be entitled to specific performance of the terms hereof, including an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any New York State or federal court sitting in the Borough of Manhattan in The City of New York (or, if such court lacks subject matter jurisdiction, in any appropriate New York State or federal court), this being in addition to any other remedy to which such party is entitled at law or in equity.  Each of the parties hereby further waives (a) any defense in any action for specific performance that a remedy at law would be adequate and (b) any requirement under any law to post security as a prerequisite to obtaining equitable relief.

Section 4.10                             Severability.  Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

Section 4.11                             Waiver of Jury Trial.  EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 4.12                             Counterparts.  This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

Section 4.13                             Facsimile Signature.  This Agreement may be executed by facsimile signature and a facsimile signature shall constitute an original for all purposes.

Section 4.14                             Time of Essence.  Time is of the essence with regard to all dates and time periods set forth or referred to in this Agreement.

Section 4.15                             No Presumption Against Drafting Party.  Each of the parties hereto acknowledges that it has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement.  Accordingly, any rule of law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting party has no application and is expressly waived.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

NOODLES & COMPANY

By:	/s/ Paul A. Strasen
	Name:	Paul A. Strasen
	Title:	Executive Vice President, General
Counsel and Secretary

[Signature Page to Registration Rights Agreement]

CATTERTON-NOODLES, LLC

By:	CP6 Management, L.L.C.
Its:	Manager

By:	/s/ Andrew Taub
Name: Andrew Taub
Title: Authorized Person

[Signature Page to Registration Rights Agreement]

ARGENTIA PRIVATE INVESTMENTS INC.

By:	/s/ Derek Murphy
Name: Derek Murphy
Title: Vice-President

By:	/s/ Jim Pittman
Name: Jim Pittman
Title: Vice President

[Signature Page to Registration Rights Agreement]

STOCKHOLDER

[Names of all other stockholders who executed
this agreement]

[Signatures of all other stockholders who executed
this agreement]

[Signature Page to Registration Rights Agreement]